UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 13, 2018

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Quotient Technology Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-36331	77-0485123
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
400 Logue Avenue Mountain View, California 94043
(Address of principal executive offices) (Zip code)

(650) 605-4600
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ⊠

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⊠

Item 2.02.	Results of Operations and Financial Condition.

On February 13, 2018, Quotient Technology Inc. (the “Company”), issued a press release regarding financial results for the fourth quarter and fiscal year ended December 31, 2017. The press release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release, dated February 13, 2018, regarding the financial results, among other things. The press release is furnished herewith as Exhibit 99.1.

The information set forth under Item 2.02 and in the press release attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, issued by Quotient Technology Inc. on February 13, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOTIENT TECHNOLOGY INC.

	By:	/s/ Connie Chen
Connie Chen
General Counsel, Compliance Officer & Secretary

Dated: February 13, 2018

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, issued by Quotient Technology Inc. on February 13, 2018.